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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 12, 2003

                         Commission file number: 0-19603

                         Centennial Communications Corp.
               (Exact name of registrant as specified in charter)

                   Delaware                                       06-1242753
(State or other jurisdiction of incorporation)                  (IRS employer
                                                             identification no.)

                                 3349 Route 138
                             Wall, New Jersey 07719
          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
              (Registrant's telephone number, including area code)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 12, 2003, Centennial Communications Corp. issued a press release announcing its financial results for the fiscal quarter ended August 31, 2003. A copy of the press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CENTENNIAL COMMUNICATIONS CORP.


Date: September 12, 2003              By:   /s/ Tony L. Wolk
                                         ---------------------------------------
                                         Tony L. Wolk
                                         Senior Vice President, General Counsel


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                                  EXHIBIT INDEX

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
Exhibit No.                                           Description
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
99.1                    Press release of Centennial Communications Corp. dated September 12, 2003
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